UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
September 7, 2005

INTERNATIONAL GAME TECHNOLOGY
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-10684 (Commission File Number)	88-0173041 (IRS Employer Identification No.)
9295 Prototype Drive
Reno, Nevada 89521
(Address of principal executive offices) (Zip Code)
(775) 448-7777
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
On September 7, 2005 International Game Technology (“IGT”) issued a press release attached as Exhibit 99.1, to provide an update on the impact of Hurricane Katrina to its Gulf Coast area employees and operations.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
     99.1     Press Release of International Game Technology issued on September 7, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY (Registrant)
Date: September 13, 2005	By:	/s/ Maureen T. Mullarkey
		Name:	Maureen T. Mullarkey
		Its:	Executive Vice President, Chief Financial Officer, Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of International Game Technology issued on September 7, 2005.